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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2004



                     ENTECH ENVIRONMENTAL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


       000-32249                                           98-0222013
(Commission File Number)                       (IRS Employer Identification No.)

8513 ROCHESTER AVENUE, RANCHO CUCAMONGA, CALIFORNIA              91730
        (principal executive offices)                          (Zip Code)

                                 (909) 912-0828
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 14, 2004, Steven D. Rosenthal, President and Chief Executive Officer of Entech Environmental Technologies, Inc., (OTCBB: EEVT.OB) will begin presenting a PowerPoint presentation to various accredited investors. Mr. Rosenthal will present slides that highlight Entech Environmental Technologies, Inc. (and subsidiaries), consolidated and subsidiary business accomplishments, as well as (but not limited to) business opportunities, markets and certain pro forma financial statements. This information is presented below. The presentation will also be available on the Company's website at www.goentech.com.

ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

         None.

(b) Exhibits.

The following exhibit is filed herewith

    EXHIBIT NO.              IDENTIFICATION OF EXHIBIT
    -----------              -------------------------

      99.1           PowerPoint presentation.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2004

                                          ENTECH ENVIRONMENTAL TECHNOLOGIES INC.



                                          By /s/ Steven D. Rosenthal
                                             -----------------------------------
                                             Steven D. Rosenthal, President and
                                             Chief Executive Officer